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                          EXHIBIT 23


               Consent of Independent Accountants


We hereby consent to the incorporation by reference in the

Prospectus constituting part of the Registration Statement on

Form S-4 (File No.33-91250) of Frontier Telephone of Rochester,

Inc. of our report dated January 25, 1999 appearing on page 17 of

Form 10-K.  We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page 42 of this Form 10-K.


/s/PricewaterhouseCoopers LLP
_____________________________
   PricewaterhouseCoopers LLP

Rochester, New York
March 26, 1999